Exhibit(p)(3)

BISYS FUND SERVICES
CODE OF ETHICS
JANUARY 1, 2006

I.  INTRODUCTION

This Code of Ethics (the “Code”) sets forth the basic policies of ethical conduct for all Covered Persons, as hereinafter defined.

Rule 17j-1(b) under the Investment Company Act of 1940, as amended, (the “1940 Act”) makes it unlawful for an affiliated person of any BISYS company that is appointed to serve as principal underwriter of a registered investment company, in connection with the purchase or sale by such person of a security held or to be acquired (as hereinafter defined) by any such registered investment company, to:

(1) employ any device, scheme or artifice to defraud the Fund;

(2) make to the Fund any untrue statement of a material fact or omit to state to the Fund a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading;

(3) engage in any act, practice or course of business that operates or would operate as a fraud or deceit upon the Fund; or

(4) engage in any manipulative practice with respect to the Fund.

II.  DEFINITIONS

The following definitions are used for purposes of the Code.

“Access Person” is defined for purposes of this Code as all Covered Persons identified in Exhibit C. This Code covers certain BISYS associates that are not otherwise deemed Access Persons by law.

“Automatic investment plan” means a program in which regular periodic purchases (or withdrawals) are made automatically in (or from) investment accounts in accordance with a predetermined schedule and allocation. An automatic investment plan includes a dividend reinvestment plan.

“Beneficial ownership” of a security is defined under Rule 16a-1(a)(2) of the Securities Exchange Act of 1934, which provides that a Covered Person should consider himself/herself the beneficial owner of securities held by his/her spouse, his/her minor children, a relative who shares his/her home, or other persons, directly or indirectly, if by reason of any contract, understanding, relationship, agreement or other arrangement, he/she obtains from such securities benefits substantially equivalent to those of ownership. He/she should also consider himself/herself the beneficial owner of securities if he/she can vest or revest title in himself/herself now or in the future.

“Code Compliance Officer” is the person designated by BISYS to oversee enforcement and ensure compliance with this Code pursuant to procedures established for such purpose. The Code Compliance Officer will have the responsibility of training all Covered Persons and Access Persons during the course of the New Associates Orientation and during the calendar year that the Code of Ethics became effective.

“Covered Persons” are all directors, officers and associates of the BISYS entities listed on Exhibit B hereto (collectively referred to as “BISYS”, excluding Non-BISYS Employee Registered Representatives identified in Exhibit H). Individuals registered with an entity identified in Exhibit B but not employed by BISYS and not reporting under an RIA’s code of ethics are considered Covered Persons for purposes of this Code.

“Covered Securities” include all securities subject to transaction reporting under this Code. Covered Securities do not include: (i) securities issued by the United States Government; (ii) bankers’ acceptances, bank certificates of deposit, commercial paper and high quality short-term debt instruments, including repurchase agreements; (iii) shares of open-end investment companies other than shares of Reportable Funds and Exchange Traded Funds (“ETFs”); (iv) transactions which you had no direct or indirect influence or control; (v) transactions that are not initiated, or directed, by you; and (vi) securities acquired upon the exercise of rights issued by the issuer to all shareholders pro rata.

A security “held or to be acquired” is defined under Rule 17j-l (a)(10) as any Covered Security which, within the most recent fifteen (15) days: (A) is or has been held by a Fund, or (B) is being or has been considered by a Fund or the investment adviser for a Fund for purchase by the Fund. A purchase or sale includes the writing of an option to purchase or sell and any security that is convertible into or exchangeable for, any security that is held or to be acquired by a Fund.

“Material inside information” is defined as any information about a company which has not been disclosed to the general public and which either a reasonable person would deem to be important in making an investment decision or the dissemination of which is likely to impact the market price of the company’s securities.

“Non-BISYS Employee Registered Representative” is defined as any Registered Representative licensed with an entity identified in Exhibit B; but employed by a Registered Investment Advisor (“RIA”) and reporting under the RIA’s code of ethics.

A “personal securities transaction” is considered to be a transaction in a Covered Security of which the Covered Person is deemed to have beneficial ownership. This includes, but is not limited to, transactions in accounts of the Covered Person’s spouse, minor children, or other relations residing in the Covered Person’s household, or accounts in which the Covered Person has discretionary investment control. Covered Persons engaged in personal securities transactions should not take inappropriate advantage of their position or of information obtained during the course of their association with BISYS. For example, Transfer Agent employees may not process transactions for their own account or influence others to effect improper transactions on their account or for the accounts of any direct family member. Additionally, Covered Persons should avoid situations that might compromise their judgment (e.g. the receipt of perquisites, gifts of more than de minimis value or unusual investment opportunities from persons doing or seeking to do business with BISYS or the Funds).

“Reportable Funds” are non-money market portfolios of investment companies (identified in Exhibit A), for which BISYS serves as principle underwriter or as a service or sub-service agent (e.g. Transfer Agent, Fund Administrator, etc...). BISYS reserves the right to monitor accounts, including retirement plan accounts, of Covered Persons and their direct family members for compliance with these requirements where BISYS is the recordkeeper of the account.

“RIA Code Compliance Officer” is defined as the person designated by an RIA to oversee enforcement and ensure compliance with the RIA’s code of ethics by all persons subject thereto, including, in particular, Non-BISYS Employee Registered Representatives.

III.  RISKS OF NON-COMPLIANCE

This Code extends the provisions of Rule 17j-1(b) to all Covered Persons. Any violation of this Code may result in the imposition by BISYS of sanctions against the Covered Person, or may be grounds for the immediate termination of the Covered Person’s position with BISYS. Failure to comply with the RIA code of ethics by a Non-BISYS Employee Registered Representative may represent grounds for immediate deregistration. In addition, in some cases (e.g. the misuse of inside information), a violation of federal and state civil and criminal statutes may subject the Covered Person or Non-BISYS Employee Registered Representative to fines, imprisonment and/or monetary damages.

IV.  ETHICAL STANDARDS

The foundation of this Code consists of basic standards of conduct including, but not limited to, the avoidance of conflicts between personal interests and interests of BISYS or its Reportable Funds. To this end, Covered Persons should understand and adhere to the following ethical standards:

(a)     The duty at all times to place the interests of Reportable Fund shareholders first;

(b)     The duty to ensure that all personal securities transactions be conducted in a manner that is consistent with this Code to avoid any actual or potential conflict of interest or any abuse of such Covered Person’s position of trust and responsibility; and

(c)     The duty to ensure that Covered Persons do not take inappropriate advantage of their position with BISYS.

V.  RESTRICTIONS AND PROCEDURES

This section is divided into two (2) parts. Part A relates to restrictions and procedures applicable to all Covered Persons in addition to the aforementioned Rule 17j-1(b) provisions. Part B imposes additional restrictions and reporting requirements for those Covered Persons deemed to be Access Persons.

A.  Restrictions and Procedures for all Covered Persons:

1.         Prohibition Against Use of Material Inside Information

Covered Persons may have access to information including, but not limited to, material inside information about Reportable Funds that is confidential and not available to the general public, such as (but not limited to) information concerning securities held in, or traded by, investment company portfolios, information concerning certain underwritings of broker/dealers affiliated with an investment company that may be deemed to be material inside information, and information which involves a merger, liquidation or acquisition that has not been disclosed to the public.

Covered Persons in possession of material inside information must not trade in or recommend the purchase or sale of the securities concerned until the information has been properly disclosed and disseminated to the public.

2.         Prohibition Against Abusive Trading Practices in Shares of Reportable Funds

Engaging in short-term trading practices or other potentially abusive trading in shares of Reportable Funds may constitute violations of Rule 17j-1(b) and/or the stated policies of Reportable Funds . Accordingly, unless sanctioned by a particular Reportable Fund , Covered Persons are prohibited from engaging or attempting to engage in excessive trading and exchange activity or other potentially abusive trading in contravention of any stated policy of a Reportable Fund .

3.         Initial and Annual Certifications

Within ten (10) days following the commencement of their employment or otherwise becoming subject to this Code and at least annually within forty-five (45) days following the end of each calendar year, all Covered Persons shall be required to sign and submit to the Code Compliance Officer a written certification, in the form of Exhibit D hereto, affirming that he/she has read and understands this Code to which he/she is subject. In addition, the Covered Person must certify annually that he/she has complied with the requirements of this Code and has disclosed and reported all personal securities transactions that are required to be disclosed and reported by this Code. The Code Compliance Officer will distribute to all Covered Persons the Annual Certification and Holdings Report for completion following the end of each calendar year.

B.   Procedures for all Non-BISYS Employee Registered Representatives:

1.          Initial and Annual RIA Code Compliance Officer Certification

Within ten (10) days following the commencement of the initial registration of a Non-BISYS Employee Registered Representative with a broker/dealer identified in Exhibit B, and 45 days following the end of each calendar year, each RIA Code Compliance Officer shall be required to sign and submit to the Code Compliance Officer a written certification, in the form of Exhibit I hereto, affirming that the Non-BISYS Employee Registered Representative is subject to an RIA Code of Ethics.

2.         Quarterly RIA Code Compliance Officer Certification

Within thirty (30) days after each calendar quarter-end, except the calendar year-end, the Code Compliance Officer will require the RIA Code Compliance Officer to provide a written certification, in the form of Exhibit J hereto, with regard to adherence by each Non-BISYS Employee Registered Representative subject to the RIA code of ethics. The Code Compliance Officer requires immediate notification from the RIA Code Compliance Officer of any material violation by a Non-BISYS Employee Registered Representative of the RIA code of ethics.

C.   Restrictions and Reporting Requirements for all Access Persons:

Each Access Person must refrain from engaging in a personal securities transaction when the Access Person knows, or in the ordinary course of fulfilling his/her duties would have reason to know, that at the time of the personal securities transaction_ a Reportable Fund has a pending buy or sell order in the same Covered Security.

1.       Duplicate Brokerage confirmations and statements

All Access Persons are required to instruct their broker/dealer to file duplicate trade confirmations and account statements with the Code Compliance Officer at BISYS. Statements must be filed for all accounts containing Covered Securities (including accounts of other persons holding Covered Securities in which the Access Person has a Beneficial ownership interest). Failure of a broker/dealer to send duplicate trade confirmations or account statements will not excuse a violation of this Section by an Access Person.

A sample letter instructing a broker/dealer firm to send duplicate trade confirmations and account statements to BISYS is attached as Exhibit K of this Code. A copy of the letter instructing the broker/dealer to provide duplicate trade confirmations and account statements to BISYS must be sent to the Code Compliance Officer at the time of mailing. If a broker/dealer is unable or refuses to provide duplicate statements, the Access Person should contact the Code Compliance Officer for further assistance.

If the broker/dealer requires a letter authorizing a BISYS associate to open an account, a sample permission letter is attached as Exhibit L. Please complete the necessary brokerage information and forward a signature ready copy to the Code Compliance Officer for signature and submission to the requesting broker/dealer.

2         Initial and Annual Holdings Reports

All Access Persons must file a completed Initial and Annual Holdings Report, in the form of Exhibit E attached hereto, with the Code Compliance Officer within ten (10) days of commencement of their employment or otherwise becoming subject to this Code and thereafter on an annual basis within forty-five (45) days after the end of each calendar year in accordance with Procedures established by the Code Compliance Officer. Such report must be current as of a date not more than 45 days before the report is submitted. This requirement includes any retirement plan accounts that contain Reportable Funds.

3         Transaction/New Account Reports

All Access Persons must file a completed Transaction/New Account Report, in the form of Exhibit F hereto, with the Code Compliance Officer within thirty (30) days after (i) opening an account with a broker, dealer, bank or transfer agent in which Covered Securities are recorded; or (ii) entering into any personal securities transaction. This requirement includes any retirement plan accounts that contain Reportable Funds. A transaction report need not be submitted for transactions effected pursuant to an Automatic Investment Plan or where such information would duplicate information contained in broker trade confirmations or account statements received by BISYS with respect to the Access Person within 30 days of the transaction if all of the information required by rule 17j-1(d)(1)(ii) is contained in the confirmation or account statement.

D.  Review of Reports and Assessment of Code Adequacy:

The Code Compliance Officer shall review and maintain the Initial and Annual Certifications, Initial and Annual Holdings Reports and Transaction/New Account Reports (the “Reports”) with the records of BISYS. Following receipt of the Reports, the Code Compliance Officer shall consider in accordance with Procedures designed to prevent Access Persons from violating this Code:

(a)         whether any personal securities transaction evidences an apparent violation of this Code; and

(b)        whether any apparent violation has occurred of the reporting requirement set forth in Section C above.

Upon making a determination that a violation of this Code, including its reporting requirements, has occurred, the Code Compliance Officer shall report such violations to the General Counsel of BISYS Fund Services who shall determine what sanctions, if any, should be recommended to be taken by BISYS. The Code Compliance Officer shall prepare quarterly reports to be presented to the Fund Boards of Directors/Trustees of each Reportable Fund for which it serves as principal underwriter with respect to any material trading violations under this Code.

This Code, a copy of all Reports referenced herein, any reports of violations, and lists of all Covered and Access Persons required to make Reports, shall be preserved for the period(s) required by Rule 17j-1. BISYS shall review the adequacy of the Code and the operation of its related Procedures at least once a year.

VI.   REPORTS TO FUND BOARDS OF DIRECTORS/TRUSTEES

BISYS shall submit the following reports to the Board of Directors/Trustees for each Reportable Fund for which it serves as principal underwriter:

A.     BISYS Fund Services Code of Ethics

A copy of this Code shall be submitted to the Board of a Reportable Fund prior to BISYS commencing operations as principal underwriter, for review and approval. All material changes to this Code shall be submitted to the Board of each Reportable Fund for which BISYS serves as principal underwriter for review and approval not later than six (6) months following the date of implementation of such material changes.

B.     Annual Certification of Adequacy

The Code Compliance Officer shall annually prepare a written report to be presented to the Board of each Reportable Fund for which BISYS serves as principal underwriter detailing the following:

1.     Any issues arising under this Code or its related Procedures since the preceding report, including information about material violations of this Code or its related Procedures and sanctions imposed in response to such material violations; and

2.     A Certification in the form of Exhibit G hereto, that BISYS has adopted Procedures designed to be reasonably necessary to prevent Access Persons from violating this Code.

BISYS FUND SERVICES
CODE OF ETHICS
EXHIBIT A

The following investment companies are Reportable Funds1:

Access One Trust
Activa
Actinver Funds
Agilex
American Family Funds
American Independence/ Nestegg
American Performance
Amex Financial Services
BB&T Funds
BB&T Variable Insurance Funds
Bjurman, Barry Funds
BNY Hamilton Funds
Capstone Funds
CIBC - Munder
Citizens Funds
Comerica
Commonwealth of Virginia
Coventry Group (consisting of the First Source Monogram, Lifepath, UST Boston, Shelby and Signal)
Empire Builder
Endowment Fund
Exeter Funds
Federated International Funds PLC
First Focus Funds
FirstHand Funds
Fifth Third Funds
Gartmore Funds/Fund Select
Gartmore Variable Insurance Trust
GMO Trust
Hansberger Institutional Series
Hartford
Heartland Group
Hirtle Callaghan Trust
HSBC Canada
HSBC Investor
HSBC Insight
Huntington Funds/Huntington VIF
ICON Funds
Merrimac
INVESCO Funds
Legacy Funds

Mercantile Funds, Inc.
Monogram Common Trust Funds
MONY Separate Accounts
Morgan Stanley SICAV
Morgan Stanley Cayman Funds
Morgan Stanley Global Franchise Fund LP
Morgan Stanley Investment Management
Munder Funds
Needham Funds
New Covenant Funds
Old Westbury
Pacific Capital (including CATS and Hawaiian Trust)
Paypal (x.com)
Performance Funds
Permal Asset Management
ProFunds
Retirement Services
RMK Select LEADER Funds
Schroder Funds
Scudder Funds
Shay Asset Management Funds
Shay – AMF Large Cap Equity Institutional Fund, Inc.
STI Classic Funds STI Classic Variable Insurance Funds
Tamarack Funds
TD Waterhouse Family of Funds
TD Waterhouse Trust
TD Waterhouse Plus Funds, Inc.
Texstar
UBOC Common Trust Funds
UBOC Copper Mountain
UBS
UBS Global Asset Management Trust Co.
UBS Relationship Funds
UBS Supplementary Trust
Universal Institutional Funds, Inc.
USAllianz Fund of Funds
US Allianz VIP Funds
Variable Insurance Funds
Victory Funds
Victory Variable Insurance Funds
Victory Institutional Funds
Vintage/Stable Assets
Voyageur Funds
Washington Mutual
Williams Capital Management Trust

As of January 1, 2006

1 The companies listed on this Exhibit A may be amended from time to time, as necessary.

BISYS FUND SERVICES
CODE OF ETHICS
EXHIBIT B

The following Broker/Dealers are subject to the BISYS Fund Services Code of Ethics2:

BB&T Funds Distributors, Inc.
BISYS Fund Services, Limited Partnership
BISYS Distribution Services, Inc.
BNY Hamilton Distributor, Inc.
Fifth Third Funds Distributor, Inc.
Funds Distributors, Inc.
Heartland Investor Services, LLC
Mercantile Investment Services, Inc.
New Covenant Funds Distributor, Inc.
Performance Funds Distributor, Inc.
ProFunds Distributors, Inc.
Victory Capital Advisers, Inc.

The following affiliated service entities are subject to the BISYS Fund Services Code of Ethics2:

BISYS Fund Services Ohio, Inc.
BISYS Fund Services, Inc.

2 The companies listed on this Exhibit B may be amended from time to time, as required.

B-1

BISYS FUND SERVICES
CODE OF ETHICS
EXHIBIT C
(2006)

The following Covered Persons are considered Access Persons under the BISYS Fund Services Code of Ethics3

The following employees of BISYS:

     BISYS Compliance – all associates
     Business Systems – Fund Accounting associates
     CCO Services – all associates
     Client Services – all associates
     Distribution Solutions – all associates, including individuals registered with an entity identified in Exhibit B but not employed by BISYS
     Directors/Officers of each BISYS entity listed on Exhibit A that meet the statutory definition of Access Person under Rule17j-1
     Financial Services – Fund Accounting, Tax, Financial Administration, Fund Compliance and Quality Assurance associates
     Information Systems – all associates
     Legal Services – all associates

As of January 1, 2006

_________________________
3 The positions listed on this Exhibit C maybe amended from time to time as required.

C-1

BISYS FUND SERVICES
CODE OF ETHICS
EXHIBIT D
(2006)
INITIAL AND ANNUAL CERTIFICATIONS

I hereby certify that I have read and thoroughly understand and agree to abide by the conditions set forth in the BISYS Fund Services Code of Ethics (the “Code”). I further certify that, during the time of my affiliation with BISYS, I will comply or have complied with the requirements of this Code and will disclose/report or have disclosed/reported all personal securities transactions required to be disclosed/reported by the Code.

If I am deemed to be an Access Person under this Code, I certify that I will comply or have complied with the Transaction/New Account Report requirements as detailed in the Code and submit herewith my Initial and/or Annual Holdings Report. I further certify that I have disclosed all accounts held by me and will direct or have directed each broker, dealer, bank or transfer agent with whom I have an account or accounts to send to the BISYS Code Compliance Officer duplicate copies of all confirmations and/or account statements relating to my account(s). I further certify that the Code Compliance Officer has been supplied with copies of all such letters of instruction.

________________________________
Print or Type Name

_________________________________
Signature

_________________________________
Date

D-1

BISYS FUND SERVICES
CODE OF ETHICS
EXHIBIT E
(2006)
INITIAL AND ANNUAL HOLDINGS REPORT

Name and Address of	Discretionary
Broker, Dealer, Bank,	Account[4]		If New Account,
or Adviser(s)	(Yes or No)	Account Number(s)	Date Established

______________________	__Yes __No	__________________	__________________

______________________		__________________	__________________

______________________	__Yes __No	__________________	__________________

______________________		__________________	__________________

☐        Attached are the Covered Securities beneficially owned by me as of the date of this Initial and Annual Holdings Report.

☐        I do not have any Covered Securities beneficially owned by me as of the date of this Initial and Annual Holdings Report. For purposes of this representation, transactions in which I had no direct or indirect influence or control or transactions that were not initiated, or directed, by me do not result in Reportable Transactions or holdings in Covered Securities.

☐        I certify that I have directed each broker, dealer, bank or transfer agent with whom I have an account or accounts to send to BISYS duplicate copies of all confirmations and/or statements relating to my account(s) and have provided copies of such letters of instructions to the BISYS Code Compliance Officer. I further certify that the information on the statements attached hereto (if applicable) is accurate and complete for purposes of this Initial and Annual Holdings Report.

Print or Type Name

________________________________

Signature                                                                                     Date:

_________________________________                                   ___________________________________

__________________________
4 Discretionary Account is an account empowering a broker, dealer, bank or adviser to buy and sell securities without the client’s prior knowledge or consent.

E-1

Number of
Security	Covered
Description	Securities/Mutual	Principal Amount
(Symbol/CUSIP)	Fund Shares Held	(for debt securities only)

__________________	________________	________________

__________________	________________	________________

__________________	________________	________________

__________________	________________	________________

__________________	________________	________________

__________________	________________	________________

__________________	________________	________________

__________________	________________	________________

__________________	________________	________________

__________________	________________	________________

__________________	________________	________________

__________________	________________	________________

__________________	________________	________________

__________________	________________	________________

__________________	________________	________________

E-2

BISYS FUND SERVICES CODE OF ETHICS -TRANSACTION/NEW ACCOUNT REPORT
EXHIBIT F
(2006)

     I hereby certify that, (1) the Covered Securities described below were purchased or sold on the date(s) indicated in reliance upon public information; or (2) I have listed below the account number(s) for any new account(s) opened in which Covered Securities are or will be held, and I have attached a copy of my letter of instruction to the institution maintaining such account to provide the Code Compliance Officer with duplicate trade confirmations and account statements.

COVERED SECURITIES AND/OR MUTUAL FUND PORTFOLIOS PURCHASED/ACQUIRED OR SOLD/DISPOSED

Security	Trade	Number of	Per Share	Principal	Interest	Maturity	Name of Broker, Dealer,	Bought (B) or Sold (S)
Description	Date	Shares	Price	Amount	Rate	Rate	Transfer Agent or Bank
(and Account Number
(Symbol/CUSIP)				(for debt security)	(If Applicable)	(If Applicable)	and Date Established, If New)

________	________	________	________	________	________	________	__________________	____________
________	________	________	________	________	________	________	__________________	____________
________	________	________	________	________	________	________	__________________	____________
________	________	________	________	________	________	________	__________________	____________
________	________	________	________	________	________	________	__________________	____________
________	________	________	________	________	________	________	__________________	____________
________	________	________	________	________	________	________	__________________	____________
________	________	________	________	________	________	________	__________________	____________

     This Transaction/New Account Report is not an admission that you have or had any direct or indirect beneficial ownership in the Covered Securities listed above.

________________________________
Print or Type Name

_________________________________                      ___________________________________
Signature                                                                                  Date

F-1

BISYS FUND SERVICES
CODE OF ETHICS
EXHIBIT G
(2006)
ANNUAL CERTIFICATION OF ADEQUACY

CERTIFICATION TO THE FUNDS BOARDS OF
DIRECTORS/TRUSTEES

BISYS Fund Services (“BISYS”) requires that all directors, officers and associates of BISYS (“Covered Persons”) certify, upon becoming subject to the BISYS Code of Ethics (the “Code”) and annually thereafter, that they have read and thoroughly understand and agree to abide by the conditions set forth in the Code. If such Covered Persons are deemed to be Access Persons under the Code, they are required to submit Initial and Annual Holdings Reports. Access Persons must also submit Transaction Reports to the Code Compliance Officer, reporting all personal securities transactions in Covered Securities for all accounts in which the Access Person has any direct or indirect beneficial interest within thirty (30) days of entering into any such transactions. Access Persons must disclose all accounts and direct each of their brokers, dealers, banks or transfer agents to send duplicate trade confirmations and statements of all such personal securities transactions directly to the Code Compliance Officer. For Funds where BISYS serves as Distributor and Fund Accountant, the Code Compliance Officer undertakes a quarterly review of each Access Person’s personal securities transactions against the investment portfolio of each fund of which they are deemed an Access Person. For Funds where BISYS serves as Distributor but not the Fund Accountant, upon request the Code Compliance Officer will make information available to the Fund’s Chief Compliance Officer regarding all personal securities transactions of Access Persons to the Fund.

The undersigned hereby certifies that BISYS has adopted Procedures reasonably designed to prevent Access Persons from violating BISYS’ Code and the provisions of Rule 17j-1 under the Investment Company Act of 1940, as amended.

_________________________________                      ______________________________
Wayne Rose                                                                                                        Date
Code Compliance Officer
BISYS Fund Services

G-1

BISYS FUND SERVICES CODE OF ETHICS
NON-BISYS EMPLOYEE REGISTERED REPRESENTATIVE
EXHIBIT H
(2006)

ADAMS, STEPHENIE E	CARSON, HOLLY A	EARNEST, ELIZABETH A
ANDERSON, ERIKA C	CARTER, ILSA M	EBERSBACH, MATTHEW A
ARNDT, SHANNON M	CHAVIS, ERIC N	EISENSCHER, DORON
ASSENMACHER, JEFFREY	CHEN, CHRISTOPHER I	ELIAS, PHILIP
AYCOCK, ELIZABETH H	CLARK, KEVIN D	ENGELHARDT, ALLISON
AZZARA, LINDA M	CLEMONS, ANITA J	ERSBO, CHRISTOPHER P
BALUCK, NEIL J	CLICK, JASON J	EVANS, BRAD
BARBER, JOHN C	COHEN, STEVEN B	FABIETTI, RICHARD A
BARSOUM, CAROLINE	CONNERS, GREG	FAILOR, JAMES
BASHANT, JENNIFER M	CONNORS, MATTHEW F	FARMER, MARILYN
BASZLER, THEODORE D	COOLEY, DONALD L	FARR, BRENDAN D
BECKHUSEN, ELIZABETH	COPLEY, CHARLES R	FARRELL, THOMAS J
BEST, NICOLE	COTTRELL, LYDIA T	FARUKI, JALAL TAJI
BESTE, PAUL T	COWPERTHWAIT, JAMES	FAYOLLE, SHARON E
BLAKE, PHILIP M	CRAIG, DAVID M	FECK, KELLY
BOCHOW, GERHARD	CROWELL, CHAD	FELDHAUS, MICHAEL
BOCKOFF, JULIE	CUMMINGS, KELLY A	FELICE, FRANK
BOLANOWSKI, CASIMIR F	DAHL, JASON	FERGUSON, SAVONNE L
BONYAK, JILL	D’ANGELI, ELIZABETH	FERRARA, LISA A
BORELLI, THOMAS J	D’ELIA, JOHN	FITZGERALD, JAMES V
BOTTI, KEITH C	DELUCIA, ANTHONY G	FLEITES, AGUSTIN
BRENNER, BRETT J	DEMOORE, JACQUELYN M	FLUET, ANDREW W
BRESNAHAN, TIMOTHY	DENISON, HUGH F	FONDRIE, DAVID C
BRESWITZ, CARRIE R	DHALA, MUNTAZIR	FONG, EDWARD H
BRITTON, LON G.	DICKER, ADAM R	FORSLUND, KEITH A
BROMWELL, MAUREEN M	DICKSON, MARYBETH	FOX, KENNETH
BROWN, PETER D	DISTEFANO, MICHAEL H	FRAGOMENI, BERNARD J
BURGESS, CHRISTINE	DOISCHEN, DANIEL	FRASER, BRUCE P
BURNS, CAROLE	DUNN, SHAWN R	FRYE, VICTOR M
CALCAGNO, JACK J	DURAND, MICHAEL M	FUSH, STEPHEN
CALDERWOOD, ANNETTE	DY, DAN	GARDNER, RICHARD N
CARLISLE, DAVID W	DYER, CHRISTOPHER	GARRELICK, JENINE K

GILLESPIE, JAMES T	JABBOUR, RENA A	LIU-HORENSTEIN, JEAN L
GIOLEKAS, GEORGE A	JENKINS, JAMES H	LOKAI, DEVANAN (DAVID)
GOEHRING, CARLA	JONES, GEORGE A	LONGO, LISA T
GOLDSTROM, JARED B	JUDGE, ERIC	MALASPINA, WENDY
GONSALVES, ARTHUR C	JUREC, MICHAEL R	MAPLE, REBECCA S
GORDON, GARY N	KADNAR, MATTHEW	MARABLES, TROY D
GORDON, JENNIFER L	KAMYSZEK, KAREN M	MATTISON, KARL
GORDON, LAURA S	KARPOWICZ, EDWARD J	MAYBERG, LOUIS
GRAFF, JEFFREY	KEIZER, STEPHEN M	MAZZOLA, JULIE
GRESNICK, MARK E	KELLER, RICHARD L	MCAVOY, JOHN
GRIER, PAUL H	KEM, PAULA A	MCCABE, BRIAN M
GRIMM, MARYANN M	KENASTON, PAMELA	MCCAULEY, JOHN
GUMMA, SAM S	KENLY, FRANKLIN C	MCDONOUGH, MATTHEW
GUREWITZ, PAUL D	KENNEDY, ANNE K	MCINTIRE, GAVIN J
HACKETT, MICHAEL	KENNEDY, K. EVAN	MCLAY, JAMI R
HAIGHT, DAVID E	KENNY, THOMAS P	MCNAMARA, LORI A
HAMMOND, ROBERT L	KERN, JEFFREY L	MILLER, ERIC J
HAMMOND, SUSAN C	KING, CHERYL B	MILLER, GARY
HARPER, HARRY G	KING, CHRISTINE M	MILLOY, STEVEN J
HATHAWAY, DUC	KIRALY, CHARLES	MINER, MATTHEW J
(RODNEY) R	KLEMM, MARK D	MOCANASU, CLAUDIA M
HAUSNER, GREGORY H	KLOSEK, JUSTIN	MOHN, DAN C
HAYMAN, AMY	KNAPP, JASON	MOLE, MATTHEW G
HENDRY, IAN	KOHL, JEFFREY J	MOODY, THOMAS
HERBERT, GEORGE (SKIP)	KOSKUBA, MICHAEL	MOORADIAN, SUSAN J
HERRON, DAVID W	KRASE, SCOTT	MOORE, DENEEN L
HILSABECK, BRADLEY	KRATSAS, VICTORIA	MOORE, F. JULIAN
HOLMES, PATRICIA A	KRUM, KAREN K	MOORE, THOMAS W
HOLTHAUS, DOUGLAS	KRUPYSHEVA, STEPHANIE	MOREY, JOHN P
HOPKINS, PAMELA S	KRUSHENA, MICHAEL J	MUDIE, THOMAS
HOWARD, JENNIFER L	KUTZ, JOHN	MUETH, THOMAS
HUDNALL, JUSTIN L	LANE, BRETT A	MUILENBURG, ROBERT
HUTKA, KATHLEEN A	LEBLANC, LISA M	MUMBY, ROBERT
ILLE, RICHARD B	LECOUNT, ROSCOE D	MURPHY, DENNIS J
INGRAM, MATTHEW M	LEICH, DEBORAH L	MURPHY, DONNA S
INSLEY, ALEX W	LEISTRA, ANDREA E	MURPHY, KATE
IVANCICH, ANTHONY	LEVY, KIMBERLEE	MUSZALL, HOLLY
IWASKO, PAMELA A	LEVY, STEPHANE	MYERS, JOHN O

NAJARIAN, HRATCH	ROACH, STACY L	TAYLOR, TERRY
NASGOVITZ, WILLIAM J	ROBERTSON, PAUL M	THAYER, ADAM C
NASGOVITZ, WILLIAM R	ROBICHAUD, LUKE	THISTLETON, MICHAEL D
NELSON, BRIAN C	ROCHE, SEAN	TITUS, LISA D
NELSON, CAROLYN J	ROOT, PETER	TOFT, PAUL
NIEHAUS, ALEXANDRIA	ROTTINGER, JASON	TONTI, KATHARINE
O’CONNOR, KIMBERLY R	RUBIN, ERIC M	TRANSUE, KATE A
OHLMANN, JAMES (PAT)	RUBINO, MARIA GRACIA T	TURNER, JOHN A
OHMACHT, CHRISTOPHER	RUCH, CRAIG E	UPWARD, BENJAMIN W
OLBERDING, KENNETH R	RUE, GEORGE W	VAN DREEL, JOSHUA J
OLKER, WALTER J	RUIZ-QUIROS, ELISABEL R	VASQUEZ, ELBA
OLSON, HILARY	RUST, ANDREW	VON BREITENBACH, CHARLES
OMDAHL, JEFFREY M	RYAN, ERIN	WAGNER, ROBERT L
OVIATT, GREGORY	SARAFA, KENNETH C	WAKEHAM, CHERYL I
PASICZNYK, PAUL G	SCHACHT, JASON F	WALKER, ALVIN F
PATEL, REBECCA	SCHMEITS, KEVIN	WARREN, MICHAEL P
PATTON, PATRICE	SCHMIDT, JAMES G	WEATHERHEAD, JEFFREY
PAYNE, ROBERT	SEAY, THOMAS	WEBBER, PAUL R
PEDERSON, NEIL D	SEGER, KEITH B	WENDLING, BERNARD
PELLEGRINO, DANIEL M	SELBY, MICHELLE T	WESSELKAMPER,
PEREZ-JACKSON, AMY C	SELVA, KEVIN J	CHARLES
PICARD, AARON A	SHEMO, RUSSELL D	WHITMORE, GAVIN
PILEGGI, JOHN J	SHOEMAKER, MARK D	WILCOX, JON G
PILUTTI, JOHN A	SHPIZ, DIANE M.	WILEY, STEPHEN N
PITIGOIARON, COSMIN A	SIMS, JAMES E	WILSON, LEONARD D
PLEASANT, LORI J	SMITH, BRADFORD E	WOOD, ROBERT P
PLOSHNICK, JEFFREY A	SMITH, TERRI B	WRIGHT, DANIEL J
PRASEUTSACK, AMPHAY	SMITH, THOMAS G	YOUNG, HARRY (MEL) M
PRECIOUS, WILLIAM R	SNOW, CHRISTOPHER	ZAMORA, ESTRELLITA
PULAKHANDAM, TANUJA	SODERSTROM, ROGER A	ZHAN, HUIMIN (JENNY)
PURDY, DAVID E	SOKOLOW, MARY E	ZIMMERMAN, STEVEN J
PYNE, JOHN	SPETRINO, WILLIAM A
RAINS, CAROLYN	STAHORSKY, SCOTT
REDDEN, PAUL T	STEIN, BONNIE B
REIDY, BERNARD	SUHR, MARY E
RICCI, DAVID M	SUMMERS, MARK
RICHTER, MICHAEL	TAMONEY, ANDREW A
RIDLEY, FRANK (CHIP) M	TANTSIOS, EKATERINI

BISYS FUND SERVICES

CODE OF ETHICS
NON-BISYS EMPLOYEE REGISTERED REPRESENTATIVE
EXHIBIT I
(2006)

REGISTERED INVESTMENT ADVISER (“RIA”)
CODE COMPLIANCE OFFICER
INITIAL AND ANNUAL CERTIFICATION

I hereby certify as the RIA Code Compliance Officer of (insert RIA) that the listing of Non-BISYS Employee Registered Representative(s) identified in the attached report have received and are subject to the [Insert Investment Adviser] Code of Ethics. (“Code”).

________________________________
Print or Type Name

_________________________________
Signature

_________________________________
Date

I-1

BISYS FUND SERVICES
CODE OF ETHICS
NON-BISYS EMPLOYEE REGISTERED REPRESENTATIVE
INVESTMENT ADVISER CODE COMPLIANCE OFFICER
EXHIBIT J
(2006)
Quarterly Code of Ethics Certification
(XX/XX/XXXX)

Pursuant to the BISYS Fund Services Code of Ethics covering each of the [ INSERT BROKER DEALER] affiliated Registered Representatives employed by [INSERT INVESTMENT ADVISOR], “Non-BISYS Employee Registered Representatives”, please certify the following for the quarter ended [Insert Date] (the “Period”):

1.          Each of the Non-BISYS Employee Registered Representatives identified in the attached report have received and are subject to the [Insert Investment Adviser] Code of Ethics. (“Code”).

2.          All required documentation and holdings reports (if necessary) have been filed with the undersigned by each Non-BISYS Employee Registered Representative during the Period

3.          ________ (check if applicable) There have not been any material violations of the Code by any Non-BISYS Employee Registered Representatives identified in the attach report for the Period.

4.          ________ (check if applicable and attach documentation) Violation(s) of the Code by one or more Non-BISYS Employee Registered Representative(s) during the Period were detected or reported. A report detailing each violation and the resolution/remedial action taken is attached. (Please attach details and resolution for each item).

[Insert Investment Adviser] Code Compliance Officer

Name: ______________________

Title: _______________________

Date:________________________

J-1

BISYS FUND SERVICES
CODE OF ETHICS
DUPLICATE CONFIRMATION STATEMENT
REQUEST FORM
EXHIBIT K

Date:

Your Broker
street address
city, state  zip code

Re:     Your Name

          your S.S. number or account number

Dear Sir or Madam:

Please be advised that I am an associated person of BISYS Fund Services, LP, or one of its affiliated broker-dealers (“BISYS”), each an NASD Member Firm. Please send duplicate statements and trade confirmations of this brokerage account to the attention of:

BISYS Fund Services
Attn: Code Compliance Officer
100 Summer Street, Suite 1500
Boston, MA 02110

This request is made pursuant to the BISYS Code of Ethics and compliance therewith by the associated person is subject to receipt of such trade confirmations and account statements by BISYS.

Thank you for your cooperation.

Sincerely,

Your name

K-1

BISYS FUND SERVICES
CODE OF ETHICS
DUPLICATE CONFIRMATION STATEMENT
REQUEST FORM
EXHIBIT L

Date:

[Address]

          Re: Employee Name
                Account #
                SS#

Dear Sir or Madam:

Please be advised that the above referenced person is an associated person of BISYS Fund Services, LP or one of its affiliated broker-dealers (“BISYS”), each an NASD member firm. We grant permission for him/her to open a brokerage account with your firm, provided that you agree to send duplicate statements and trade confirmations of this employee’s brokerage account to:

BISYS Fund Services
Attn: Code Compliance Officer
100 Summer Street, Suite 1500
Boston, MA 02110

This request is made pursuant to the BISYS Code of Ethics and compliance therewith by the associated person is subject to receipt of such trade confirmations and account statements by BISYS.

Thank you for your cooperation.

Sincerely,

BISYS Fund Services
Code Compliance Officer

L-1